Putnam
Balanced
Retirement
Fund

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Putnam Balanced Retirement Fund's class A shares ranked 19 out of the 73 balanced funds tracked by Lipper Analytical Services for the five-year period ended October 1996, based on total return performance.*

* Morningstar Mutual Funds noted in its June 7, 1996, analysis that blending bonds with value stocks "has brought notable advantages to investors, particularly a dramatically lower risk score."

       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

14     Portfolio holdings

33     Financial statements

Footnote reads:
*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 10/31/96, class A shares ranked 104 out of 266, 19 out of 73, and 19 out of 32 for 1-, 5-, and 10-year performance respectively; class B shares ranked 149 out of 266 for 1-year performance; and class M shares ranked 126 out of 266 for 1-year performance. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Putnam Balanced Retirement Fund closed the books on its fiscal year on October 31, 1996, with strong total returns.

Certainly, a positive investing environment supported your fund. Just as important, however, is the extensive research we conduct when selecting stocks for the portfolio.

Similar research helped your fund's fixed-income portion. Throughout the period, the portfolio's higher-yielding bonds and international bonds made positive contributions to performance.

In the following report, your fund's management team provides detailed discussion of fiscal '96 performance and prospects for the months ahead as the fund enters its new fiscal year.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Managers
Edward P. Bousa, lead manager
Charles G. Pohl
Kenneth J. Taubes
Rosemary H. Thomsen

Putnam Balanced Retirement Fund took full advantage of the stock market's strength and an improving bond market throughout its 1996 fiscal year. Without sacrificing its dedication to careful risk management, the fund posted strong total returns at net asset value for all three share classes over the 12 months ended October 31, 1996.

The fund's class A shares demonstrated an encouraging longer-term trend as well; these shares placed among the top 40% of all balanced funds tracked by Lipper Analytical Services for three- and five-year total return performance. Although the fund's 10-year performance figures are slightly less successful, it is important to bear in mind that the fund has been managed in its current balanced style only since 1993. Complete Lipper rankings for all share classes appear on page 2; performance results for all share classes are detailed in the performance summary that begins on page 9.

* RISK MANAGEMENT HELPED CUSHION FUND THROUGH MARKET CORRECTION

Continued economic growth and low inflation characterized your fund's fiscal year. Overall, the strength of corporate America, exemplified by high returns on equity and disciplined cost containment, kept the market on a positive track. In July, however, the market experienced a sudden, but short-lived, correction, spurred by a drop in the price of technology stocks.

Although ensuing positive economic indicators quickly restored consumer confidence and reversed the downturn, many mutual fund investors were shaken by the interruption in the market's record-setting advances. For your fund's shareholders, the effect of the correction was softened by the portfolio's emphasis on the stocks of undervalued companies that perform well through both up and down markets as well as a favorable weighting in fixed-income securities.



[GRAPHIC OMITTED: TOP 5 EQUITY HOLDINGS]

Exxon Corp.
Oil and gas

Weyerhaeuser Co.
Paper and forest products

Kimberly-Clark Corp.
Consumer nondurables

Warner-Lambert Co.
Health care

IBM Corp.
Computer services and software

[GRAPHIC OMITTED:TOP 5 FIXED-INCOME HOLDINGS]

TOP 5 FIXED-INCOME HOLDINGS
U.S. Treasury notes 6 3/8s, 8/15/02
U.S. Treasury notes 7 1/2s, 5/15/02
Government National Mortgage Association 7s, various due dates
U.S. Treasury notes 6 1/4s, 6/30/98
U.S. Treasury Bonds 8 7/8s, 8/15/17

Footnote reads:
These holdings represent 16.7% of the fund's net assets as of 10/31/96. Portfolio holdings will vary over time.

* IN-DEPTH RESEARCH UNCOVERS COMPANIES' POTENTIAL

Your fund's managers and analysts combine decades of collective investment experience to seek quality companies whose stocks appear undervalued in the market yet possess a strong potential to turn around over time. Our in-depth research goes beyond how the companies look on paper to include on-site visits and close contact with company management. We believe this approach helps us to better understand a company's potential worth before that worth is reflected in its stock price. One byproduct of our search for value is a portfolio that is spread among a wide variety of industry sectors. Some of the fund's top-performing holdings during the year came from industries as diverse as computer semiconductors, pharmaceuticals, regional banks, and retail department stores.

As discussed in the fund's most recent semiannual report, stocks from retailers like Dayton-Hudson significantly helped the fund's performance in the fiscal first half, when this sector began to recover from three years of disappointing results. Cost reductions and a focus on customer frequency are a few of the characteristics that were common to the retailers whose stock your fund held during the period.

New product development and expansion in the global marketplace are other characteristics that we believe indicate a company with strong potential. We have been successful in identifying a number of companies in the consumer and industrial-products industries that fit this profile. Kimberly-Clark contributed to the fund's performance this year, while Minnesota Mining and Manufacturing, more commonly known as 3M, is employing an aggressive marketing strategy that we believe will lead to strong geographical expansion in developing countries.

Although deregulation has had an initially negative effect on utility stocks in general, we do see long-term potential in well-positioned companies. As the stocks of electric utilities have suffered from concerns over competition, we have sought low-cost producers in growing regions and avoided those companies that face the most intense competition. In the telephone utility sector, the FCC's deregulation process is hurting local telephone companies and we favor instead more highly diversified telecommunications companies. Sprint, for example, is well positioned in the long-distance, local, and wireless communications fields. It also has a talent for developing innovative marketing programs that we expect will continue to benefit the company and, consequently, your fund.

* ASSET ALLOCATION KEY TO PERFORMANCE IN FIXED-INCOME SECTOR

Some of the same economic factors that put the stock market on its upward trend introduced volatility into the U.S. fixed-income market in the first half of the fiscal year. As a defensive maneuver designed to limit the effects of volatility on the fund's portfolio, we shortened the fund's duration, a measure of sensitivity to interest-rate changes. A shorter duration can help preserve portfolio value as interest rates rise. A longer duration can mean a more volatile net asset value if rates change -- but also a net asset value that is more likely to appreciate substantially if rates decline. When we perceived that the bond market was ready to stabilize and begin recouping some of its losses, we adjusted the duration back to a moderately long position. This helped the fund take advantage of the rise of almost half a percentage point decline in bond yields since July 1.

[GRAPHIC OMITTED: TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*
Insurance and finance                    14.9%

Utilities                                10.5%

Oil and gas                               5.3%

Chemicals                                 4.2%

Automotive                                3.4%

Footnote reads:
Based on net assets as of 10/31/96. Holdings will vary over time.

Throughout the fiscal year, we maintained a moderately high weighting in higher-yielding, lower-rated corporate bonds. This strategy proved effective; high-yield bonds significantly outperformed their high-grade government and corporate counterparts. As in the stock portion of the fund's portfolio, in-depth corporate research and steady communications with management play crucial roles in high-yield bond selection.

An increased allocation to international bonds also contributed to the fund's positive performance. While falling interest rates in the countries of Continental Europe -- most notably in Germany and Italy -- helped boost the fund's net asset value during the year, we took profits from the fund's holdings in those countries in the closing months of the fiscal year and redeployed the assets to non-U.S.-dollar-denominated countries including Canada and Australia. Developing economies such as Mexico, which currently make up approximately 1% of the fixed-income portfolio, represent another investment area we favor.

* BALANCED STRATEGY WELL SUITED FOR CONSERVATIVE INVESTORS

As the fund moves into its new fiscal year, we expect moderate growth and low inflation to continue to characterize the U.S. economy for the near term -- a scenario that bodes well for the securities held in your fund's portfolio, especially stocks and corporate bonds. True to the fund's value-oriented investment style, we plan to keep the portfolio positioned to take advantage of positive internal changes in companies that are likely to perform well regardless of the economic environment. In anticipation of overseas growth, we plan to seek opportunities in international bonds and in the stocks of U.S.-based companies, such as those we mentioned earlier, whose products and marketing strategies we believe to be particularly well suited to foreign consumers.

No matter what the investment climate, however, we remain committed to our strategy of combining value stocks and well-diversified bond holdings. We believe this balanced investment approach offers an attractive way for conservative investors and those seeking limited equity exposure to participate in rising markets without sacrificing protection against market declines.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Balanced Retirement Fund is designed for investors seeking high current return and relative stability of principal from a diversified portfolio of equity and debt securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund.




TOTAL RETURN FOR PERIODS ENDED 10/31/96

                              Class A       Class B         Class M
(inception date)             (4/19/85)     (2/1/94)        (3/17/95)
                             NAV  POP     NAV  CDSC        NAV  POP
------------------------------------------------------------------------
1 year                    15.31%  8.68%  14.36%  9.36%  14.76%  10.70%
-----------------------------------------------------------------------
5 years                   78.86  68.61      --     --      --      --
Annual average            12.33  11.01      --     --      --      --
------------------------------------------------------------------------
10 years                 175.75 159.78      --     --      --      --
Annual average            10.68  10.02      --     --      --      --
------------------------------------------------------------------------
Life of class                --     --   31.51  28.51   29.83   25.32
Annual average               --     --   10.48   9.55   17.37   14.85
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/96

                            Standard     Lehman Bros.
                            & Poor's     Gov't./Corp.     Consumer
                            500 Index      Index         Price Index
------------------------------------------------------------------------
1 year                        24.08%        5.39%             2.99%
------------------------------------------------------------------------
5 years                      105.60        46.62             15.21
Annual average                15.50         7.95              2.87
------------------------------------------------------------------------
10 years                     292.00       125.53             43.52
Annual average                14.64         8.47              3.68
------------------------------------------------------------------------
Life of class B               57.82        15.83              8.28
Annual average                18.08         5.49              2.93
------------------------------------------------------------------------
Life of class M               48.02        16.06              4.56
Annual average                27.27         9.83              2.77
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge., with the maximum being 5%.


[GRAPHIC WORM CHART OMITTED:GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 10/31/86


Starting value                           (Insert ending Total)
$9,425       Fund's class A shares at POP              $25,978
$10,000      Lehman Bros. Govt/Corp Bond Index         $22,553
$10,000      Consumer Price Index                      $14,352
$10,000      S&P 500 Index                             $39,200

(plot points for 10-year total return mountain chart)

                          Lehman Bros                S&P
Date/year    Fund at POP  Govt/Corp Index   CPI      500 Index
10/31/86      9425        10000             10000    10000
10/31/87      8825        10188             10453    10623
10/31/88     10573        11270             10898    12217
10/31/89     12296        12638             11387    15438
10/31/90     11234        13334             12103    14282
10/31/91     14524        15382             12457    19006
10/31/92     16143        17000             12856    20960
10/31/93     18997        19318             13209    24064
10/31/94     18880        18422             13554    24992
10/31/95     22529        21399             13935    31692
10/31/96     25978        22553             14352    39200

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/1/94 would have been valued at $13,151 at net asset value on 10/31/96 ($12,851 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 3/17/95 would have been valued at $12,983 at net asset value on 10/31/96 ($12,532 at public offering price).



PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

                             Class A         Class B           Class M
------------------------------------------------------------------------
Distributions (number)          4               4                 4
------------------------------------------------------------------------
Income                       $0.436          $0.375            $0.404
-----------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------
Long-term                        --              --                --
------------------------------------------------------------------------
Short-term                    0.186           0.186             0.186
------------------------------------------------------------------------
 Total                       $0.622          $0.561            $0.590
------------------------------------------------------------------------
Share value:                NAV   POP       NAV       NAV         POP
------------------------------------------------------------------------
10/31/95                  $9.84  $10.44    $9.80     $9.82      $10.18
------------------------------------------------------------------------
10/31/96                  10.67   11.32    10.60     10.63       11.02
------------------------------------------------------------------------
Current return
------------------------------------------------------------------------
End of period
------------------------------------------------------------------------
Current dividend rate1     4.12%   3.89%    3.47%     3.73%       3.59%
------------------------------------------------------------------------
Current 30-day SEC yield2  3.81    3.59     3.09      3.35        3.23
------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.
2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                             Class A         Class B           Class M
 (inception date)           (4/19/85)       (2/1/94)         (3/17/95)
                            NAV   POP       NAV  CDSC        NAV  POP
------------------------------------------------------------------------
1 year                    12.92%  6.44%  11.98%  6.98%     12.49%  8.52%
------------------------------------------------------------------------
5 years                   76.78  66.58      --     --         --     --
Annual average            12.07  10.74      --     --         --     --
------------------------------------------------------------------------
10 years                 182.38 166.05      --     --         --     --
Annual average            10.94  10.28      --     --         --     --
------------------------------------------------------------------------
Life of class                --     --   29.03  26.03      27.39  22.96
Annual average               --     --   10.06   9.09      17.02  14.36
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.



COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.

Lehman Brothers Government/Corporate Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, nonconvertible investment-grade corporate debt securities and U.S. dollar-denominated SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies.

Consumer Price Index* (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Footnote reads:
*These indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage commissions or other costs. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Balanced Retirement Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Balanced Retirement Fund (the "fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 12, 1996



Portfolio of investments owned
October 31, 1996

COMMON STOCKS  (46.2%) *
NUMBER OF SHARES                                                                         VALUE

Aerospace and Defense  (0.4%)
----------------------------------------------------------------------------------------------
           39,000  General Motors Corp. Class H                                    $ 2,081,628

Agriculture (--%)
----------------------------------------------------------------------------------------------
           11,013  PSF Holdings LLC Class A                                            187,221

Automotive  (2.1%)
----------------------------------------------------------------------------------------------
            3,000  Bayerische Motoren Werke (BMW) AG (Germany)                       1,750,988
           30,000  Chrysler Corp.                                                    1,008,750
           41,800  Eaton Corp.                                                       2,497,550
           60,000  Echlin, Inc.                                                      1,957,500
           73,000  General Motors Corp.                                              3,932,875
                                                                                  ------------
                                                                                    11,147,663

Basic Industrial Products  (0.4%)
----------------------------------------------------------------------------------------------
           45,000  Deere (John) & Co.                                                1,878,750

Business Equipment and Services  (0.6%)
----------------------------------------------------------------------------------------------
           24,000  Alco Standard Corp.                                               1,113,000
            3,600  Deluxe Corp.                                                        117,450
           41,000  Xerox Corp.                                                       1,901,375
                                                                                  ------------
                                                                                     3,131,825

Chemicals  (3.8%)
----------------------------------------------------------------------------------------------
           42,000  Bayer AG ADR (Germany)                                            1,588,160
            6,000  Bayer AG  (Germany)                                                 226,166
           21,000  Dow Chemical Co.                                                  1,632,750
           27,000  du Pont (E.I.) de Nemours & Co., Ltd.                             2,504,250
           54,000  Eastman Chemical Co.                                              2,848,500
           40,000  Hoechst AG (Germany)                                              1,500,659
           36,000  Imperial Chemical Industries PLC ADR (United Kingdom)             1,795,500
           52,000  Minnesota Mining & Manufacturing Co.                              3,984,500
           48,000  PPG Industries, Inc.                                              2,736,000
           42,000  Witco Chemical Corp.                                              1,302,000
                                                                                  ------------
                                                                                    20,118,485

Computer Services and Software  (0.8%)
----------------------------------------------------------------------------------------------
           33,000  IBM Corp.                                                         4,257,000

Conglomerates  (1.2%)
----------------------------------------------------------------------------------------------
           32,000  ITT Industries, Inc.                                                744,000
           43,000  TRW, Inc.                                                         3,891,500
           14,000  United Technologies Corp.                                         1,802,500
                                                                                  ------------
                                                                                     6,438,000

Consumer Durable Goods  (0.5%)
----------------------------------------------------------------------------------------------
           59,000  Whirlpool Corp.                                                   2,787,750

Consumer Non Durables  (2.6%)
----------------------------------------------------------------------------------------------
           80,000  American Brands, Inc.                                             3,820,000
           19,000  Avon Products, Inc.                                               1,030,750
           48,000  Kimberly-Clark Corp.                                              4,476,000
           30,600  Philip Morris Cos., Inc.                                          2,834,325
           59,900  RJR Nabisco Holdings Corp. +                                      1,729,613
                                                                                  ------------
                                                                                    13,890,688

Electronics and Electrical Equipment  (1.4%)
----------------------------------------------------------------------------------------------
           30,000  Hewlett-Packard Co.                                               1,323,750
           12,000  Motorola, Inc.                                                      552,000
           24,000  Siemens AG (Germany)                                              1,237,154
           86,000  Texas Instruments, Inc.                                           4,138,750
                                                                                  ------------
                                                                                     7,251,654

Environmental Control  (0.2%)
----------------------------------------------------------------------------------------------
           33,000  WMX Technologies, Inc.                                            1,134,375

Food and Beverages  (1.7%)
----------------------------------------------------------------------------------------------
           51,000  Anheuser-Busch Cos., Inc.                                         1,963,500
           38,000  Dole Food Co.                                                     1,482,000
           58,500  Flowers Industries, Inc.                                          1,367,438
           36,000  General Mills, Inc.                                               2,056,500
          102,000  Whitman Corp.                                                     2,473,500
                                                                                  ------------
                                                                                     9,342,938

Health Care  (1.2%)
----------------------------------------------------------------------------------------------
           53,600  Baxter International, Inc.                                        2,231,100
           67,000  Warner-Lambert Co.                                                4,262,875
                                                                                  ------------
                                                                                     6,493,975

Insurance and Finance  (8.7%)
----------------------------------------------------------------------------------------------
           59,000  American General Corp.                                            2,197,750
           41,000  AON Corp.                                                         2,367,750
           97,000  Banc One Corp.                                                    4,110,375
           31,600  Bankers Trust New York Corp.                                      2,670,200
           33,000  Beneficial Corp.                                                  1,930,500
           11,600  CIGNA Corp.                                                       1,513,800
           40,000  CoreStates Financial Corp.                                        1,945,000
           64,000  Fleet Financial Group, Inc.                                       3,192,000
           42,000  Great Western Financial Corp.                                     1,176,000
           73,000  Keycorp                                                           3,403,625
           12,000  Marshall & Ilsley Corp.                                             385,500
           49,000  Morgan (J.P.) & Co., Inc.                                         4,232,375
           39,000  NationsBank Corp.                                                 3,675,750
           48,000  Norwest Corp.                                                     2,106,000
           85,000  PNC Bank Corp.                                                    3,081,250
           31,900  SAFECO Corp.                                                      1,204,225
           30,000  Salomon, Inc.                                                     1,353,750
           42,000  St. Paul Cos., Inc.                                               2,283,750
           46,500  Synovus Financial Corp.                                           1,389,188
          126,000  USF&G Corp.                                                       2,394,000
                                                                                  ------------
                                                                                    46,612,788

Metals and Mining  (0.1%)
----------------------------------------------------------------------------------------------
           11,900  Carpenter Technology Corp.                                          388,238
           12,000  Freeport-McMoRan Copper & Gold
                   Co., Inc. Class A                                                   348,000
                                                                                  ------------
                                                                                       736,238

Oil and Gas (4.0%)
----------------------------------------------------------------------------------------------
           42,000  Amoco Corp.                                                       3,181,500
           39,000  Chevron, Inc.                                                     2,564,250
           58,000  Exxon Corp.                                                       5,140,250
           28,000  Mobil Corp.                                                       3,269,000
          111,000  Occidental Petroleum Corp.                                        2,719,500
           44,000  PanEnergy Corp.                                                   1,694,000
           72,000  Total Corp. ADR (France)                                          2,808,000
                                                                                  ------------
                                                                                    21,376,500

Packaging and Containers  (0.3%)
----------------------------------------------------------------------------------------------
           36,700  Crown Cork & Seal Co., Inc.                                       1,761,600

Paper and Forest Products  (1.8%)
----------------------------------------------------------------------------------------------
           31,000  Chesapeake Corp.                                                    875,750
           39,000  Rayonier, Inc.                                                    1,545,375
           41,400  Temple Inland, Inc.                                               2,121,750
          110,000  Weyerhaeuser Co.                                                  5,046,250
                                                                                  ------------
                                                                                     9,589,125

Pharmaceuticals (1.0%)
----------------------------------------------------------------------------------------------
           24,000  Bristol-Myers Squibb Co.                                          2,538,000
           82,160  Pharmacia & Upjohn, Inc.                                          2,957,760
                                                                                  ------------
                                                                                     5,495,760

Photography  (0.8%)
----------------------------------------------------------------------------------------------
           42,000  Eastman Kodak Co.                                                 3,349,500
           29,000  Polaroid Corp.                                                    1,178,125
                                                                                  ------------
                                                                                     4,527,625

Publishing  (0.1%)
----------------------------------------------------------------------------------------------
           14,400  Times Mirror Co. Class A                                            666,000

Real Estate  (0.7%)
----------------------------------------------------------------------------------------------
           43,000  Bradley Real Estate Trust, Inc. (R)                                 714,875
           29,900  Duke Realty Investments, Inc. (R)                                 1,031,550
           31,200  Equity Residential Properties Trust (R)                           1,146,600
           40,000  LTC Properties, Inc. (R)                                            680,000
                                                                                  ------------
                                                                                     3,573,025

Retail  (2.2%)
----------------------------------------------------------------------------------------------
           90,600  Dayton Hudson Corp.                                               3,137,025
          109,000  K mart Corp.                                                      1,062,750
           48,000  May Department Stores Co.                                         2,274,000
           54,000  Penney (J.C.) Co., Inc.                                           2,835,000
           73,000  Rite Aid Corp.                                                    2,482,000
                                                                                  ------------
                                                                                    11,790,775

Transportation (2.0%)
----------------------------------------------------------------------------------------------
           45,000  CSX Corp.                                                         1,940,625
           38,000  Delta Air Lines, Inc.                                             2,693,250
           18,000  Norfolk Southern Corp.                                            1,604,250
          108,200  Ryder System, Inc.                                                3,218,950
           23,000  Union Pacific Corp.                                               1,290,875
                                                                                  ------------
                                                                                    10,747,950

Utilities  (7.6%)
----------------------------------------------------------------------------------------------
           63,000  Bell Atlantic Corp.                                               3,795,750
           36,000  BellSouth Corp.                                                   1,467,000
            2,000  Carolina Power & Light Co.                                           72,250
          103,000  Cinergy Corp.                                                     3,411,875
           45,000  Dominion Resources, Inc.                                          1,698,750
           49,000  Edison International                                                967,750
           40,000  GTE Corp.                                                         1,685,000
           88,200  MCI Communications Corp.                                          2,216,025
           18,000  NIPSCO Industries, Inc.                                             681,750
           93,000  NYNEX Corp.                                                       4,138,500
           35,000  Oklahoma Gas & Electric Co.                                       1,369,375
           74,000  Pacific Enterprises                                               2,275,500
          101,000  Pacific Gas & Electric Co.                                        2,373,500
           54,000  Pacific Telesis Group                                             1,836,000
           50,000  Potomac Electric Power Co.                                        1,281,250
           34,000  Public Service Co. of Colorado                                    1,258,000
           66,000  SBC Communications, Inc.                                          3,209,250
           62,200  Scana Corp.                                                       1,663,850
           74,900  Sprint Corp.                                                      2,939,825
           18,000  Veba (Vereinigte Elektrizitaets Bergwerks) AG (Germany)             957,747
           32,000  WICOR, Inc.                                                       1,140,000
                                                                                  ------------
                                                                                  $ 40,438,947
                                                                                  ------------
                   Total Common Stocks  (cost $207,933,363)                      $ 247,458,285

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (20.6%) *
PRINCIPAL AMOUNT                                                                         VALUE

Agency Obligations  (0.5%)
----------------------------------------------------------------------------------------------
       $2,695,000  Federal National Mortgage Association medium term
                   notes 5.94s, December 12, 2005                                  $ 2,571,192

U.S. Government Agency Mortgage Pass-Through Certificates (6.7%)
----------------------------------------------------------------------------------------------
                   Federal National Mortgage Association
        6,383,134  7s, with various due dates from February 1, 2024
                   to May 1, 2026                                                    6,261,415
        4,761,819  6s, Dwarf, with various due dates from January 1, 2009
                   to October 1, 2009                                                4,587,682
                   Government National Mortgage Association
       16,104,587  7s, with various due dates from March 15, 2026
                   to May 15, 2026                                                  15,792,492
        4,256,825  6 1/2s, with various due dates from January 15, 2026
                   to May 15, 2026                                                   4,069,233
        2,749,784  6 1/2s, Midgets, with various due dates from
                   July 15, 2008 to June 15, 2009                                    2,713,684
        2,828,072  6s, Midgets, with various due dates from
                   November 15, 2008 to April 15, 2009                               2,747,648
                                                                                  ------------
                                                                                    36,172,154

U.S. Treasury Obligations  (13.4%)
----------------------------------------------------------------------------------------------
                   U.S. Treasury Bonds
        2,995,000  10 3/4s, August 15, 2005                                          3,868,701
        6,380,000  8 7/8s, August 15, 2017                                           7,901,247
        3,970,000  8 1/8s, August 15, 2019                                           4,599,602
                   U.S. Treasury Notes
        3,185,000  11 7/8s, November 15, 2003#                                       4,189,772
       15,700,000  7 1/2s, May 15, 2002                                             16,703,387
          925,000  7 1/4s, August 15, 2004                                             978,909
        1,225,000  6 1/2s, August 15, 2005                                           1,237,826
        1,930,000  6 1/2s, May 31, 2001                                              1,961,671
       17,275,000  6 3/8s, August 15, 2002                                          17,472,108
        4,655,000  6 1/4s, April 30, 2001                                            4,686,282
        8,095,000  6 1/4s, June 30, 1998                                             8,165,831
                                                                                  ------------
                                                                                    71,765,336
                                                                                  ------------
Total U.S. Government and Agency Obligations  (cost $109,400,616)                $ 110,508,682

CORPORATE BONDS AND NOTES  (16.4%) *
PRINCIPAL AMOUNT                                                                         VALUE

Advertising (0.1%)
----------------------------------------------------------------------------------------------
         $150,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                 $ 156,000
           10,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                     9,950
           55,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                  54,450
                                                                                  ------------
                                                                                       220,400
Aerospace and Defense  (0.4%)
----------------------------------------------------------------------------------------------
          100,000  Howmet Corp. sr. sub. notes 10s, 2003                             $ 107,500
        1,725,000  Northrop-Grumman Corp. notes 7s, 2006                             1,709,165
          270,000  Sequa Corp. bonds 8 3/4s, 2001                                      267,300
                                                                                     2,083,965

Agriculture (--%)
----------------------------------------------------------------------------------------------
          121,274  Premium Standard Farms, Inc. sr. secd.
                   notes 11s, 2003 (2 double daggers)                                  123,093

Automotive  (0.3%)
----------------------------------------------------------------------------------------------
          150,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004               165,000
           35,000  CSK Auto, Inc. 144A sr. sub. notes 11s, 2006                         35,525
        1,205,000  Daimler-Benz med. term notes 7 3/8s, 2006 (Germany)               1,239,053
           65,000  Key Plastics Corp. sr. notes 14s, 1999                               66,950
           80,000  Lear Corp. sub. notes 9 1/2s, 2006                                   85,200
           15,000  Speedy Muffler King, Inc. company
                   guaranty 10 7/8s, 2006 (Canada)                                      15,375
                                                                                  ------------
                                                                                     1,607,103

Banks  (0.2%)
----------------------------------------------------------------------------------------------
          740,000  Abbey National PLC sub. notes
                   7.35s, 2049 (United Kingdom)                                        751,736
          445,000  First National Bank of Omaha sub.
                   notes 7.32s, 2010                                                   435,642
                                                                                  ------------
                                                                                     1,187,378

Basic Industrial Products  (0.1%)
----------------------------------------------------------------------------------------------
           20,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                        20,000
          275,000  Inter-City Products sr. notes 9 3/4s, 2000                          273,625
           10,000  Mettler Toledo, Inc. company guaranty 9 3/4s, 2006                   10,200
                                                                                  ------------
                                                                                       303,825

Broadcasting  (0.2%)
----------------------------------------------------------------------------------------------
          125,000  Allbritton Communications Co. sr. sub. deb.
                   Ser. B, 9 3/4s, 2007                                                117,500
           25,000  Allbritton Communications Co. sr. sub. deb. 11 1/2s, 2004            26,000
          150,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                 150,000
           50,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                   52,000
          200,000  Diamond Cable Communication Co. sr. disc. notes
                   stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                 155,000
           10,000  Gray Communications System Inc. sr. sub. notes 10 5/8s, 2006         10,100
          190,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006             193,800
           70,000  Park Broadcasting, Inc. sr. notes Ser. B, 11 3/4s, 2004              80,850
           10,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002        10,200
          125,000  Rogers Cablesystem Ltd. deb. 10 1/8s, 2012 (Canada)                 123,750
          150,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                145,500
                                                                                  ------------
                                                                                     1,064,700

Building and Construction  (0.1%)
----------------------------------------------------------------------------------------------
           70,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                         75,338
          200,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                   201,000
          100,000  Triangle Pacific Corp. sr. notes 10 1/2s, 2003                      105,000
                                                                                  ------------
                                                                                       381,338

Business Equipment and Services (--%)
----------------------------------------------------------------------------------------------
          100,000  Corporate Express, Inc. sr. sub. notes
                   Ser. B, 9 1/8s, 2004                                                100,000
           15,000  Iron Mountain Inc. sr. sub. notes 10 1/8s, 2006                      15,375
           30,000  Pierce Leahy Corp. 144A sr. sub. notes 11 1/8s, 2006                 32,100
                                                                                  ------------
                                                                                       147,475

Cable Television  (0.5%)
----------------------------------------------------------------------------------------------
           75,000  Cablevision Systems Corp. sr. sub. deb. 9 7/8s, 2023                 67,500
          105,000  Cablevision Systems Corp. sr. sub. reset deb. 10 3/4s, 2004         106,575
        1,465,000  Continental Cablevision, Inc. sr. deb. 9 1/2s, 2013               1,648,125
          100,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                  105,500
           50,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                  45,625
          150,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006           150,750
          200,000  Marcus Cable Co. (L.P) sr. disc. notes stepped-coupon
                   zero % (14 1/4s, 6/15/00), 2005 ++                                  133,000
           55,000  Rogers Communications, Inc. sr. deb. 10 7/8s, 2004                   56,650
          195,000  Telewest Communications PLC deb. stepped-coupon zero %
                   (11s, 10/1/00), 2007 (United Kingdom) ++                            124,313
          130,000  Videotron Holdings. sr. disc. notes stepped-coupon zero %
                   (11s, 8/15/00), 2005 (United Kingdom) ++                             94,250
                                                                                  ------------
                                                                                     2,532,288

Chemicals  (0.4%)
----------------------------------------------------------------------------------------------
          150,000  Arcadian Partner sr. notes 10 3/4s, 2005                            165,000
           15,000  Freedom Chemicals, Inc. 144A sr.
                   sub. notes 10 5/8s, 2006                                             15,169
          100,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                        105,000
          150,000  IMC Fertilizer Group, Inc. deb. 9.45s, 2011                         171,000
          900,000  Lyondell Petrochemical Co. notes 9 1/8s, 2002                       985,212
          475,000  Sociedad Quimica Y Minera de Chile S.A. 144A bonds
                   7.7s, 2006 (Chile)                                                  486,281
           15,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006                15,938
                                                                                  ------------
                                                                                     1,943,600

Computer Services and Software (--%)
----------------------------------------------------------------------------------------------
           60,000  Unisys Corp. sr. notes 11 3/4s, 2004                                 60,900

Conglomerates (--%)
----------------------------------------------------------------------------------------------
          100,000  ADT Ltd. sr. sub. notes 9 1/4s, 2003                                105,250
          100,000  MacAndrews & Forbes Holdings, Inc.
                   sub. deb. notes 13s, 1999                                           100,000
                                                                                  ------------
                                                                                       205,250

Consumer Durable Goods (--%)
----------------------------------------------------------------------------------------------
           20,000  Rayovac Corp. 144A sr. sub. notes 10 1/4s, 2006                      20,100
           80,000  Selmer Co., Inc. sr. sub. notes 11s, 2005                            84,800
                                                                                  ------------
                                                                                       104,900

Consumer Non Durables  (0.1%)
----------------------------------------------------------------------------------------------
           15,000  E&S Holdings Corp. 144A sr. sub. notes 10 3/8s, 2006                 15,394
          200,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                       204,000
          430,000  RJR Nabisco, Inc. notes 8 3/4s, 2005                                425,601
                                                                                  ------------
                                                                                       644,995

Consumer Services  (0.1%)
----------------------------------------------------------------------------------------------
          250,000  Host Marriott Travel Plaza Corp. sr. notes
                   Ser. B, 9 1/2s, 2005                                                252,500
          150,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                  146,250
          125,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                        105,000
                                                                                  ------------
                                                                                       503,750

Electronics and Electrical Equipment  (0.1%)
----------------------------------------------------------------------------------------------
          500,000  Amphenol Corp. sr. notes 10.95s, 2001                               539,600
          200,000  International Semi-Tech. Corp. sr. secd. disc. notes
                   stepped-coupon zero % (11 1/2s, 8/15/00), 2003 (Canada) ++          122,000
                                                                                  ------------
                                                                                       661,600

Entertainment  (0.6%)
----------------------------------------------------------------------------------------------
           70,000  Cinemark USA, Inc. 144A sr. sub. notes 9 5/8s, 2008                  68,950
          100,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                     108,250
          250,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                         225,000
        2,100,000  Time Warner Entertainment Co. deb. 7 1/4s, 2008                   2,046,744
          615,000  Time Warner Inc. notes 8 7/8s, 2012                                 669,335
                                                                                  ------------
                                                                                     3,118,279

Food and Beverages  (0.3%)
----------------------------------------------------------------------------------------------
           50,000  Canandaigua Wine Co. 144A sr. sub. notes 8 3/4s, 2003                48,000
        1,070,000  Kroger Co. sr. notes 8.15s, 2006                                  1,112,319
          270,000  Stater Brothers sr. notes 11s, 2001                                 285,525
                                                                                  ------------
                                                                                     1,445,844

Gaming  (0.3%)
----------------------------------------------------------------------------------------------
          120,000  Alliance Gaming Corp. 12 7/8s, 2003                                 123,600
           45,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                            43,200
          250,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                  175,000
          100,000  Bally Park Place Funding 1st mtge. 9 1/4s, 2004                     109,250
          110,000  Casino America, Inc. sr. notes 12 1/2s, 2003                        112,750
           35,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                          35,525
           75,000  Coast Hotels & Casino company guaranty Ser. B, 13s, 2002             80,625
          125,000  Empress River Casino sr. notes 10 3/4s, 2002                        133,750
          100,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                          98,250
          150,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                      142,500
          259,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998              236,985
          250,000  Players International Inc. sr. notes 10 7/8s, 2005                  247,500
          150,000  Trump A.C. 1st. mtge. 11 1/4s, 2006                                 141,750
          100,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005              116,000
                                                                                  ------------
                                                                                     1,796,685

Health Care  (0.4%)
----------------------------------------------------------------------------------------------
        1,340,000  Columbia Healthcare Corp. deb. 8.36s, 2024                        1,495,386
          100,000  Dade International, Inc. 144A
                   sr. sub. notes 11 1/8s, 2006                                        107,000
           15,000  Genesis Health Ventures, Inc. 144A sr.
                   sub. notes 9 1/4s, 2006                                              14,963
          200,000  Graphic Controls Corp. sr. sub. notes
                   Ser. A, 12s, 2005                                                   216,000
          250,000  Ivac Corp. sr. notes 9 1/4s, 2002                                   253,125
          150,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                  157,125
           55,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                       51,150
           40,000  Wright Medical Technology, Inc. sr. secd. notes
                   Ser. B, 10 3/4s, 2000                                                40,400
                                                                                  ------------
                                                                                     2,335,149

Insurance and Finance (5.0%)
----------------------------------------------------------------------------------------------
          815,000  ABN Ambro Bank N.V. sub. notes 7.55s, 2006                          850,925
           25,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                         25,250
        1,890,000  Advanta National Bank sr. notes 7.02s, 2001                       1,898,165
          200,000  AIM Management Group sr. secd. notes 9s, 2003                       209,000
          150,000  American Life Holding Co. sr. sub. notes 11 1/4s, 2004              170,625
        1,145,000  Bangkok Bank Public Co. 144A sub. notes 8 1/4s, 2016 (Thailand)   1,165,392
           35,000  Berkeley Federal Bank & Trust sub. deb. 12s, 2005                    38,150
          150,000  Centerbank sub. notes 8 3/8s, 2002                                  160,500
          150,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                157,125
        2,200,000  Citicorp sub. notes 7 1/8s, 2005                                  2,229,920
        1,165,000  Conseco Inc. sr. notes 10 1/2s, 2004                              1,377,112
          245,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                         246,225
        3,150,000  Den Danske Bank 144A sub. notes 6.55s, 2003 (Denmark)             3,085,457
        1,710,000  Discover Credit Corp. med. term notes 9.07s, 2012                 1,999,281
          540,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006               544,601
          200,000  First Nationwide Holdings 144A sr. sub. notes 10 5/8s, 2003         210,000
          100,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                98,000
        1,920,000  Ford Motor Credit Corp. notes 8.2s, 2002                          2,052,883
           30,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                     30,450
          125,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                   134,375
           20,000  Ocwen Financial Corp. notes 11 7/8s, 2003                            21,200
           25,000  Olympic Financial Ltd. sr. notes 13s, 2000                           27,750
           20,000  Outsourcing Solutions Inc. 144A sr. sub. notes 11s, 2006             20,450
          250,000  Phoenix Re Corp. sr. notes 9 3/4s, 2003                             263,125
          200,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003            205,000
        2,500,000  Riggs National Corp. sub. deb. 8 1/2s, 2006                       2,584,375
        1,100,000  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011      1,145,639
        1,600,000  Sampoerna International Finance Co. 144A company guaranty
                   8 3/8s, 2006 (Indonesia)                                          1,632,576
        2,000,000  Scotland International Finance 144A sub. notes 8.85s,
                   2006 (Netherlands)                                                2,252,820
          200,000  Van Kampen Merritt sr. notes 9 3/4s, 2003                           214,000
        1,500,000  Webster Financial Corp. sr. notes 8 3/4s, 2000                    1,561,245
                                                                                  ------------
                                                                                    26,611,616

Metals and Mining  (0.4%)
----------------------------------------------------------------------------------------------
          250,000  Ispat Mexicana, SA 144A deb. 10 3/8s,
                   2001 (Mexico)                                                       251,250
          750,000  Noranda Inc. notes 7s, 2005 (Canada)                                738,218
        1,035,000  PT Alatief Freeport sr. notes 9 3/4s,
                   2001 (Netherlands)                                                1,129,299
           25,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                           26,000
           40,000  Royal Oak Mines, Inc. 144A sr. sub. notes 11s,
                   2006 (Canada)                                                        41,200
                                                                                  ------------
                                                                                     2,185,967

Motion Picture Distribution  (0.1%)
----------------------------------------------------------------------------------------------
          250,000  United Artists notes 11 1/2s, 2002                                  265,000

Oil and Gas  (1.1%)
----------------------------------------------------------------------------------------------
           10,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                        10,025
           20,000  Flores & Rucks Corp. sr. sub. notes 9 3/4s, 2006                     20,525
           30,000  Forcenergy Inc. sr. sub. notes 9 1/2s, 2006                          30,525
          970,000  Gulf Canada Resources Ltd. sr. notes 8.35s, 2006 (Canada)         1,001,525
           25,000  Kelley Oil & Gas Corp. 144A sr. sub. notes 10 3/8s, 2006             24,938
          200,000  Maxus Energy Corp. global notes 9 7/8s, 2002                        204,000
           50,000  Maxus Energy Corp. notes 9 3/8s, 2003                                50,500
        1,965,000  Parker & Parsley Petro Co. sr. notes 8 7/8s, 2005                 2,185,611
          215,000  Petroliam Nasional Berhad 144A notes 7 5/8s, 2026 (Malaysia)        217,533
        1,655,000  Petroliam Nasional Berhad 144A notes 7 1/8s, 2005 (Malaysia)      1,674,148
          100,000  TransTexas Gas Corp. sr. secd. notes 11 1/2s, 2002                  106,000
          250,000  Triton Energy sr. sub. disc. notes stepped-coupon
                   zero % (9 3/4s, 12/15/96), 2000 ++                                  255,000
                                                                                  ------------
                                                                                     5,780,330

Packaging and Containers  (0.1%)
----------------------------------------------------------------------------------------------
           20,000  Ivex Holdings Corp. sr. disc. deb. stepped-coupon
                   zero % (13 1/4s, 3/15/00), 2005 ++                                   15,100
          150,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                   161,250
           10,000  Printpack, Inc. 144A sr. sub. notes 10 5/8s, 2006                    10,325
           25,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                          25,688
           20,000  US Can Corp. 144A sr. sub. notes 10 1/8s, 2006                       20,600
                                                                                  ------------
                                                                                       232,963

Paper and Forest Products  (0.1%)
----------------------------------------------------------------------------------------------
          200,000  Doman Industries Ltd. sr. notes 8 3/4s, 2004 (Canada)               188,000
           70,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                              74,200
          250,000  Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                252,500
          100,000  Stone Consolidated Corp. sr. notes 10 1/4s, 2000                    105,750
                                                                                  ------------
                                                                                       620,450

Publishing  (0.4%)
----------------------------------------------------------------------------------------------
          250,000  American Media Operation, Inc. sr. sub.
                   notes 11 5/8s, 2004                                                 266,875
          275,000  Marvel Parent Holdings, Inc. sr. secd.
                   disc. notes zero %, 1998                                            101,750
        2,085,000  News America Holdings Inc. deb. 7.7s, 2025                        1,993,406
                                                                                  ------------
                                                                                     2,362,031


Real Estate  (0.6%)
----------------------------------------------------------------------------------------------
          630,000  Health Care Property Investors, Inc.
                   sr. notes 6 1/2s, 2006 (R)                                          599,760
        1,620,000  Meditrust med. term notes 7.3s, 2006 (R)                          1,582,724
        1,015,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003 (R)                  1,032,793
          250,000  Tanger Properities Ltd. Partnership Gtd.
                   notes 8 3/4s, 2001 (R)                                              251,535
                                                                                  ------------
                                                                                     3,466,812

Retail  (0.4%)
----------------------------------------------------------------------------------------------
          100,000  Brylane (L.P.) sr. sub. notes 10s, 2003                             103,000
          975,000  Federated Department Stores sr. notes 8 1/2s, 2003                1,015,619
           99,000  Finlay Enterprises, Inc. sr. notes 10 5/8s, 2003                    100,238
           75,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                              79,500
          100,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                          105,750
          500,000  Safeway, Inc. med. term notes 8.57s, 2003                           530,960
          250,000  Southland Corp. 1st priority sr. sub. deb. 5s, 2003                 200,000
          200,000  Waban, Inc. sr. sub. notes 11s, 2004                                213,000
                                                                                  ------------
                                                                                     2,348,067

Specialty Consumer Products  (0.1%)
----------------------------------------------------------------------------------------------
          100,000  Coty Inc. Gtd. sr. sub. notes 10 1/4s, 2005                         106,000
           25,000  Genesco, Inc. sr. notes 10 3/8s, 2003                                24,938
          125,000  Herff Jones, Inc. sr. sub. notes 11s, 2005                          133,125
                                                                                  ------------
                                                                                       264,063

Telecommunications  (0.7%)
----------------------------------------------------------------------------------------------
        1,680,000  360 Communications Co. sr. notes 7 1/2s, 2006                     1,664,628
          200,000  Arch Communications Group sr. disc. notes
                   stepped-coupon zero % (10 7/8s, 3/15/01), 2008 ++                   110,000
          100,000  Centennial Cellular Corp. sr. notes 10 1/8s, 2005                    97,500
          100,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                     108,750
           25,000  Frontiervision Operating Partners L.P.
                   sr. sub. notes 11s, 2006                                             24,750
          200,000  Intercel, Inc. sr. disc. notes stepped-coupon
                   zero % (12s, 5/1/01), 2006 ++                                       113,000
          150,000  Intermedia Communications of Florida sr. notes
                   Ser. B, 13 1/2s, 2005                                               169,875
          290,000  International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                          174,000
          500,000  MFS Communications sr. disc. notes stepped-coupon
                   zero % (8 7/8s, 1/1/01), 2006 ++                                    353,750
          115,000  MFS Communications sr. disc. notes stepped-coupon
                   zero % (9 3/8s, 1/15/99), 2004 ++                                    97,750
          150,000  Milicom International Cellular 144A sr. disc. notes stepped-coupon zero % (13 1/2s, 6/01/00),
                   2006 (Luxembourg) ++                                                 85,125
           75,000  Mobilemedia Corp. sr. sub. notes 9 3/8s, 2007                        41,250
           30,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                         30,300
           50,000  Orbcomm Global Capital Corp. 144A sr. notes 14s, 2004                50,500
           70,000  Paging Network, Inc. 144A sr. sub. notes 10s, 2008                   69,300
           50,000  Pricellular Wireless Corp. 144A sr. notes 10 3/4s, 2004              50,375
          100,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                            92,000
          370,000  Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                    236,800
                                                                                  ------------
                                                                                     3,569,653

Textiles (--%)
----------------------------------------------------------------------------------------------
           65,000  Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                            68,900
          100,000  Tultex Corp. sr. notes 10 5/8s, 2005                                105,200
                                                                                  ------------
                                                                                       174,100

Transportation  (0.3%)
----------------------------------------------------------------------------------------------
           40,000  Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002                   41,400
        1,690,000  Burlington Northern Santa Fe notes 6 3/8s, 2005                   1,617,989
           60,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                 62,700
          135,000  MCII Holding (USA), Inc. bonds stepped-coupon
                   zero % (12s, 11/15/98 ), 2002 ++                                   109,350
                                                                                  ------------
                                                                                     1,831,439

Utilities  (2.9%)
----------------------------------------------------------------------------------------------
        1,135,000  California Energy Corp. disc. notes stepped-coupon
                   zero % (10 1/4s, 1/15/97), 2005 ++                                1,163,375
          150,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                      152,625
        1,125,000  Citizens Utilities Co. bonds 7.68s, 2034                          1,253,891
          365,000  Connecticut Light & Power 1st mtge. 7 7/8s, 2001                    372,052
        1,200,000  Connecticut Yankee mtge. Ser. A, 12s, 2000                        1,232,724
        1,395,000  EIP Funding-Public Service Co. of New Mexico deb.
                   10 1/4s, 2012                                                     1,547,055
          150,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                   155,045
        1,910,000  El Paso Electric Co. 1st mtge. Ser. B, 7 3/4s, 2001               1,918,366
           36,000  First PV Funding deb. 10.15s, 2016                                   38,340
           15,000  Hidroelectric Pierda Aguila 144A bonds 10 5/8s,
                   2001 (Argentina)                                                     15,019
          713,751  Midland Cogeneration Ventures deb. 10.33s, 2002                     754,792
          200,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                    219,526
          100,000  Niagara Mohawk Power Corp. med. term notes 9.95s, 2000               91,000
          100,000  Niagara Mohawk Power Corp. 1st mtge. 7 3/4s, 2006                    93,229
          175,000  Texas New Mexico Power Utilities deb. 12 1/2s, 1999                 191,590
        1,685,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000           1,762,999
        4,700,000  Texas Utilities Electric Co. secd. lease fac.
                   bonds 7.46s, 2015                                                 4,725,333
                                                                                  ------------
                                                                                    15,686,961
                                                                                  ------------
                   Total Corporate Bonds and Notes  (cost $86,597,521)            $ 87,871,969

CONVERTIBLE BONDS AND NOTES  (4.2%) *
PRINCIPAL AMOUNT                                                                         VALUE

Aerospace and Defense (--%)
----------------------------------------------------------------------------------------------
         $100,000  Rohr, Inc. cv. sub. notes 7 3/4s, 2004                              183,250

Automotive  (0.4%)
----------------------------------------------------------------------------------------------
          400,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                      243,000
        1,100,000  Magna International cv. sub. deb. 5s, 2002                        1,204,500
JPY    60,000,000  Toyota Motor Corp. cv. deb. 1.2s, 1998 (Japan)                      731,707
                                                                                  ------------
                                                                                     2,179,207

Basic Industrial Products  (0.1%)
----------------------------------------------------------------------------------------------
         $450,000  Cooper Industries, Inc. cv. sub. 7.05s, 2015                        477,000

Building and Construction  (--%)
----------------------------------------------------------------------------------------------
          200,000  New World Infrastructure Ltd. 144A cv.
                   bonds 5s, 2001 (Hong Kong)                                          215,000


Business Equipment and Services  (0.1%)
----------------------------------------------------------------------------------------------
          250,000  Corporate Express, Inc. 144A cv. notes 4 1/2s, 2000                 233,750
          150,000  Staples, Inc. 144A cv. sub. deb. 4 1/2s, 2000                       156,938
          200,000  US Office Products Co. 144A cv. sub. notes 5 1/2s, 2003             180,500
                                                                                  ------------
                                                                                       571,188

Computers  (0.2%)
----------------------------------------------------------------------------------------------
          200,000  EMC Corp. cv. sub. notes 4 1/4s, 2001                               270,000
          200,000  Safeguard Scientifics, Inc. 144A cv.
                   sub. notes 6s, 2006                                                 272,750
          650,000  Softkey International, Inc. 144A cv.
                   sr. notes 5 1/2s, 2000                                              529,750
          150,000  Synoptics Communications Inc. 144A cv.
                   sub. deb. 5 1/4s, 2003                                              131,438
                                                                                  ------------
                                                                                     1,203,938

Conglomerates  (0.1%)
----------------------------------------------------------------------------------------------
          175,000  Hexcel Corp. cv. sub. notes 7s, 2003                                234,500

Consumer Durable Goods  (0.1%)
----------------------------------------------------------------------------------------------
        1,350,000  Whirpool Corp. Cv. LYON(Liquid Yield
                   Option Notes) zero %, 2011                                          518,063

Consumer Non Durables  (0.1%)
----------------------------------------------------------------------------------------------
        1,400,000  Coleman Worldwide Corp. cv. sr. sec. LYON zero %, 2013              400,750
          500,000  Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                386,875
                                                                                  ------------
                                                                                       787,625

Consumer Services  (0.3%)
----------------------------------------------------------------------------------------------
          850,000  Boston Chicken, Inc. cv. LYON zero %, 2015                          269,875
          750,000  Hollinger, Inc. cv. LYON zero %, 2013                               255,000
          550,000  Pharmaceutical Marketing Services Inc.
                   144A cv. deb. 6 1/4s, 2003                                          421,438
          300,000  Protection One Alarm cv. sr. sub. notes 6 3/4s, 2003                286,875
        1,000,000  Rogers Communications cv. deb. 2s, 2005                             528,750
                                                                                  ------------
                                                                                     1,761,938

Electronics and Electrical Equipment  (0.3%)
----------------------------------------------------------------------------------------------
          200,000  ADT Operations Inc. cv. sub. notes zero %, 2010                     117,500
           30,000  Integrated Device Technology, Inc. cv.
                   sub. notes 5 1/2s, 2002                                              24,263
          500,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                      340,000
          135,000  National Data Corp cv. sub. notes 5s, 2003                          136,688
          250,000  Plasma & Materials Technologies, Inc. 144A
                   cv. notes 7 1/8s, 2001                                              256,875
          100,000  S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                           118,000
          325,000  Texas Instruments cv. sub. deb. 2 3/4s, 2002                        394,875
          140,000  Thermo Instrument Systems, Inc. 144A
                   cv. deb. 4 1/2s, 2003                                               139,300
           32,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                           32,640
           30,000  VLSI Technology, Inc. cv. sub. notes 8 1/4s, 2005                    28,350
                                                                                  ------------
                                                                                     1,588,491

Environmental Control  (0.2%)
----------------------------------------------------------------------------------------------
          255,000  Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003              237,150
          100,000  U.S. Filter Corp. 144A cv. sub. notes 6s, 2005                      191,000
          635,000  WMX Technologies, Inc. cv. sub. notes 2s, 2005                      603,250
                                                                                  ------------
                                                                                     1,031,400

Food and Beverages  (0.1%)
----------------------------------------------------------------------------------------------
          260,000  Grand Metropolitan PLC cv. unsub. 6 1/2s, 2000                      304,850

Health Care  (0.5%)
----------------------------------------------------------------------------------------------
          550,000  Alza Corp. cv. sub. LYON zero %, 2014                               227,563
          125,000  American Medical Response 144A
                   cv. sub. notes 5 1/4s, 2001                                         128,125
          100,000  Complete Management, Inc. cv. sub. deb. 8s, 2003                    116,250
          350,000  Healthsource, Inc. 144A cv. sub. notes 5s, 2003                     276,938
          200,000  Integrated Health Services cv. sr. sub. deb 5 3/4s, 2001            193,750
          250,000  IVAX Corp. cv. deb. 6 1/2s, 2001                                    225,938
          200,000  Renal Treatment Centers, Inc. 144A
                   cv. sub. notes 5 5/8s, 2006                                         200,000
          250,000  Rotech Medical Corp. 144A cv. sub. deb. 5 1/4s, 2003                212,813
          225,000  Tenet Health Care Corp. cv. sub. notes 6s, 2005                     229,781
          600,000  Theratx Inc. cv. sub. 8s, 2002                                      540,000
          200,000  Uromed Corp. 144A cv. sub. notes 6s, 2003                           194,500
          250,000  Vivra, Inc. 144A cv. sub. notes 5s, 2001                            262,813
                                                                                  ------------
                                                                                     2,808,471

Insurance and Finance  (0.8%)
----------------------------------------------------------------------------------------------
           54,000  Banamex (Nassau Branch) 144A cv. jr.
                   sub. notes 11s, 2003 (Mexico)                                        50,355
          196,000  Banco Nacional De Mexico SA
                   cv. bonds 7s, 1999 (Mexico)                                         196,980
        2,500,000  Mitsubishi Bank Ltd. International Finance
                   cv. trust guaranteed notes 3s, 2002 (Bermuda)                     2,715,625
          200,000  Pioneer Financial Services cv. sub. notes 6 1/2s, 2003              207,000
JPY    51,000,000  Sumitomo Bank Ltd. 144A cv. bank guarantee
                   3/4s, 2001 (Japan)                                                  489,954
         $400,000  Sumitomo Bank cv. deb. 3 1/8s, 2004  (Japan)                        366,000
          450,000  USF&G Corp. cv. sub. notes zero %, 2009                             284,625
                                                                                  ------------
                                                                                     4,310,539

Metals and Mining  (0.1%)
----------------------------------------------------------------------------------------------
          300,000  Quanex Corp. cv. sub. deb. 6.88s, 2007                              309,750

Oil and Gas  (0.1%)
----------------------------------------------------------------------------------------------
          175,000  Pennzoil Co. cv. sub. deb. 6 1/2s, 2003                             274,750
          200,000  Pride Petroleum Services, Inc.
                   cv. sub. deb. 6 1/4s, 2006                                          310,000
                                                                                  ------------
                                                                                       584,750

Paper and Forest Products  (0.1%)
----------------------------------------------------------------------------------------------
          300,000  Stone Container Corp. cv. sr.
                   sub. notes 8 7/8s, 2000                                             421,125

Pharmaceuticals  (0.1%)
----------------------------------------------------------------------------------------------
          100,000  Nabi, Inc. 144A cv. sub. notes 6 1/2s, 2003                          94,750
          275,000  North American Vaccine, Inc. 144A
                   cv. sub. notes 6 1/2s, 2003                                         264,688
          300,000  Roche Holdings, Inc. 144A cv. unsub.
                   LYON zero %, 2010 (Switzerland)                                     132,375
          275,000  Sandoz Capital BVI Ltd. 144A cv. company
                   guaranty 2s, 2002 (Switzerland)                                     304,219
                                                                                  ------------
                                                                                       796,032

Real Estate  (0.1%)
----------------------------------------------------------------------------------------------
          250,000  LTC Properties, Inc. cv. sub. deb. 7 3/4s, 2002 (R)                 257,500
          150,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004 (R)              137,625
                                                                                  ------------
                                                                                       395,125

Retail  (0.2%)
----------------------------------------------------------------------------------------------
          250,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                        249,688
          200,000  Office Depot, Inc. cv. LYON zero %, 2007                            126,000
          200,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                    201,000
          480,000  Rite Aid Corp. cv. deb. zero %, 2006                                265,800
                                                                                  ------------
                                                                                       842,488

Telecommunications  (0.1%)
----------------------------------------------------------------------------------------------
          250,000  MIDCOM Communications, Inc. 144A
                   cv. sub. deb. 8 1/4s, 2003                                          250,000

Transportation  (0.1%)
----------------------------------------------------------------------------------------------
          200,000  British Airport Authority 144A cv. bonds
                   5 3/4s, 2006 (United Kingdom)                                       339,125
          250,000  Continental Airlines, Inc. cv. sub. deb.
                   6 3/4s, 2006                                                        257,500
                                                                                  ------------
                                                                                       596,625
                                                                                  ------------
                   Total Convertible Bonds and Notes  (cost $21,502,054)            22,371,355

CONVERTIBLE PREFERRED STOCKS  (2.6%) *
NUMBER OF SHARES                                                                         VALUE

Automotive  (0.6%)
----------------------------------------------------------------------------------------------
           31,300  Ford Motor Co. Ser. A, $4.20 dep. shs. cv. pfd.                 $ 3,200,425

Banks  (0.1%)
----------------------------------------------------------------------------------------------
            9,000  Sovereign Bancorp Inc. $3.13 cv. pfd.                               571,500

Basic Industrial Products  (0.1%)
----------------------------------------------------------------------------------------------
            2,400  Case Corp. $4.50 cv. pfd.                                           277,200

Broadcasting  (0.1%)
----------------------------------------------------------------------------------------------
            1,500  Granite Broadcasting $1.938 cv. pfd.                                 90,000
            2,500  SFX Broadcasting, Inc. Ser. D, $3.25 cv. pfd.                       141,250
                                                                                  ------------
                                                                                       231,250

Building and Construction  (0.1%)
----------------------------------------------------------------------------------------------
            7,500  Greenfield Industries, Inc. 144A $3.00 cv. pfd.                     333,750
            3,500  Southdown, Inc. $2.875 cv. pfd.                                     175,000
                                                                                  ------------
                                                                                       508,750

Computer Services and Software  (0.1%)
----------------------------------------------------------------------------------------------
            6,200  Vanstar Corp. 144A $3.375 cv. pfd.                                  325,500
            6,500  Wang Laboratories, Inc. 144A Ser. B, $3.25 cv. pfd.                 342,063
                                                                                  ------------
                                                                                       667,563

Consumer Services  (--%)
----------------------------------------------------------------------------------------------
            2,700  Wendy's Financing I Ser. A, $2.50 cv. pfd.                          137,363

Energy-Related  (--%)
----------------------------------------------------------------------------------------------
            2,000  Diamond Shamrock, Inc. 144A $2.50 cv. pfd.                          116,000

Entertainment (--%)
----------------------------------------------------------------------------------------------
            3,200  Station Casinos, Inc. $3.50 cv. pfd.                                163,200

Food and Beverages (--%)
----------------------------------------------------------------------------------------------
            3,900  Chiquita Brands International, Inc.
                   Ser. B, $3.75 cv. pfd.                                              205,725

Insurance and Finance  (0.4%)
----------------------------------------------------------------------------------------------
            5,900  Ahmanson (H.F.) & Co. $3.00 cv. pfd.                                398,988
            6,600  American General Delaware Corp. $3.00 cv. pfd.                      344,850
            4,000  Banc One Corp. Ser. C, $3.50 cv. pfd.                               330,000
            4,700  Matewan Bancshares, Inc. Ser. A, $1.875 cv. pfd.                    121,025
           14,000  Merrill Lynch & Co. $1.3725 cv. pfd.                                271,250
            5,300  Penncorp Financial Group, Inc. 144A $3.50 cv.pfd.                   310,050
            3,000  St. Paul Capital LLC $3.00 cv. pfd.                                 157,500
           10,200  Union Planters Corp. Ser. E, $2.00 cv. pfd.                         438,600
                                                                                  ------------
                                                                                     2,372,263

Metals and Mining  (0.5%)
----------------------------------------------------------------------------------------------
           98,000  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                  2,670,500

Oil and Gas  (0.1%)
----------------------------------------------------------------------------------------------
            4,000  Ashland, Inc. $3.125 cv. pfd.                                       266,500
            3,000  Occidental Petroleum Corp. 144A $3.875 cv. pfd.                     175,125
            5,500  Tejas Gas Corp. $2.65 cv. pfd.                                      288,750
                                                                                  ------------
                                                                                       730,375

Paper and Forest Products  (0.1%)
----------------------------------------------------------------------------------------------
            5,500  Boise Cascade Corp. Ser. G, $1.58 dep. shs. cv. pfd.                142,313
            4,500  International Paper Co. $2.63 cv. pfd.                              213,188
                                                                                  ------------
                                                                                       355,501

Real Estate  (0.1%)
----------------------------------------------------------------------------------------------
            5,600  Insignia Financial Group, Inc. 144A $3.25 cv. pfd.                  288,400

Retail  (0.2%)
----------------------------------------------------------------------------------------------
           19,300  K mart Financing I $3.875 cv. pfd.                                  916,750

Telecommunications  (0.1%)
----------------------------------------------------------------------------------------------
            6,150  Airtouch Communications, Inc. Ser. C, $2.125 cv. pfd.               285,206
            3,000  Tele-Communications (TCI Group) Ser. A, $2.125 cv. pfd.             111,188
                                                                                  ------------
                                                                                       396,394
                                                                                  ------------
                   Total Convertible Preferred Stocks  (cost $13,134,733)         $ 13,809,159

FOREIGN GOVERMENT BONDS AND NOTES (3.0%) *
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
AUD     4,800,000  Australia (Government of) bonds 10s, 2006                       $ 4,453,999
CAD     7,603,000  Canada (Government of) deb. Ser. A-76, 9s, 2025                   6,999,236
USD       250,000  Italy (Government of) cv. notes 5s, 2001                            252,813
USD     2,315,000  Quebec (Province of) deb. Ser. NN, 7 1/8s, 2024                   2,209,552
USD     4,170,000  Russia (Government of) principal loan 8s,
                   2020 + ##(2 double daggers)                                       2,225,738
                                                                                  ------------
                   Total Foreign Government Bonds and Notes  (cost $15,165,971)   $ 16,141,338

COLLATERALIZED MORTGAGE OBLIGATIONS  (2.9%) *
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
         $791,875  Chase Mortgage Finance Corp. Ser. 93-3, Class B13,
                   7.461s, October 30, 2024                                          $ 495,664
                   Housing Securities Inc.
          687,626  Ser. 91-B, Class B6, 9s, August 25, 2006                            688,915
          474,166  Ser. 93-F, Class F9M2, 7s, September 25, 2023                       438,455
          192,190  Ser. 93-J, Class J4, 6.66s, January 25, 2009                        166,305
           87,359  Ser. 93-J, Class J5, 6.66s, January 25, 2009                         62,789
          154,713  Ser. 94-1, Class AB1, 6 1/2s, March 25, 2009                        131,989
          706,869  Prudential Home Loan Corp. Ser. 92-25,
                   Class B3, 8s, August 25, 2022 +                                     614,976
                   Prudential Home Mortgage Securities
          198,084  Ser. 94-31, Class B3, 8s, November 25, 2009                         180,659
        1,805,283  Ser. 93-B, Class 5B, 7.836s, April 28, 2023                       1,214,053
          722,314  Ser. 92-13, Class B3, 7 1/2s, June 25, 2007                         653,017
        1,025,080  Ser. 93-E, Class 5B, 7.393s, July 28, 2023                          625,619
          843,273  Ser. 93-36, Class M, 7 1/4s, October 25, 2023                       810,860
        2,120,773  Ser. 93-D, Class 2B, 7.108s, June 28, 2023                        1,972,319
                   Prudential Home Mortgage Securities 144A
        2,698,927  Ser. 95-C, Class B1, 7.815s, October 28, 2001                     2,703,144
        2,167,677  Ser. 94-A, Class 4B, 6.803s, April 28, 2024                       1,959,716
          775,746  Ser. 94-D, Class B4, 6.312s, August 28, 2009                        647,990
          556,712  Ser. 94-D, Class 3B, 6.311s, August 28, 2009                        522,613
        1,674,577  Securitized Asset Sales, Inc. Ser. 93-J,
                   Class 2B, 6.807s, December 30, 2023                               1,537,994
                                                                                  ------------
                   Total Collateralized Mortgage Obligations  (cost $14,618,925)    15,427,077

BRADY BONDS  (1.2%) *
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
       $3,870,000  Argentina (Republic of) FRN Ser. L-GL, 6.438s, 2023             $ 2,278,463
        2,021,000  Poland (Government of) FRN 6 1/2s, 2024                           1,930,055
        2,545,000  United Mexican States FRB Ser. D, 6.453s, 2019                    2,091,672
                                                                                  ------------
                   Total Brady Bonds  (cost $6,264,243)                            $ 6,300,190

UNITS  (0.2%) *
NUMBER OF UNITS                                                                          VALUE
----------------------------------------------------------------------------------------------
              100  Fitzgerald Gaming Co. units 13s, 2002                              $ 76,000
               18  Sakura Finance 144A $0.75 cv. pfd. units (Bermuda)                1,074,142
              115  Wireless One Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                           60,663
                                                                                  ------------
                   Total Units  (cost $1,137,915)                                  $ 1,210,805

PREFERRED STOCKS  (0.2%) *
NUMBER OF SHARES                                                                     VALUE
----------------------------------------------------------------------------------------------
            1,766  Cablevision Systems Ser. M,  $11.125 dep. shs. pfd.               $ 161,589
            2,000  El Paso Electric Co. $11.40 pfd. (2 double daggers)                 216,000
            1,646  K-III Communications Ser. B, $11.625 pfd. (2 double daggers)        162,954
               75  Paxson Communications Corp.  $12.50 pfd. (2 double daggers)          71,625
              235  Time Warner, Inc. 144A Ser. K, $10.25 pfd. (2 double daggers)       250,275
                                                                                  ------------
                   Total Preferred Stocks  (cost $859,995)                           $ 862,443


WARRANTS (--%)*+
NUMBER OF WARRANTS                                                 DATE                  VALUE
----------------------------------------------------------------------------------------------
              150  Intermedia Communications 144A                  6/1/05              $ 7,500
              900  Louisiana Casino Cruises, Inc. 144A            12/1/98               12,825
                                                                                  ------------
                   Total Warrants  (cost $7,823)                                      $ 20,325


SHORT-TERM INVESTMENTS (1.7%)*(cost $9,001,378)
PRINCIPAL AMOUNT                                                                         VALUE
----------------------------------------------------------------------------------------------
       $9,000,000  Interest in $356,650,000 joint repurchase agreement dated October 31, 1996 with Morgan (J.P) & Co., Inc due
                   November 1, 1996 with respect to various U.S. Treasury
                   obligations -- maturity value of $9,001,378 for an effective
                   yield of 5.51%                                                  $ 9,001,378
----------------------------------------------------------------------------------------------
                   Total Investments (cost $485,624,537)***                      $ 530,983,006
----------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $535,550,151.

*** The aggregate identified cost on a tax basis is $486,139,043, resulting in gross unrealized appreciation and depreciation of $50,373,618 and $5,529,655, respectively, or net unrealized appreciation of $44,843,963.

+                   Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1996.

##                 When-issued securities (Note 1)

(R)                Real Estate Investment Trust.

                   144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                   ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with domestic custodian bank.

                   The rates shown on Floating Rate Bonds (FRB) and
                   Floating Rate Notes (FRN) are the current interest rates at October 31, 1996, which are subject to change based on the terms of the security.


---------------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1996
(aggregate face value $16,691)
---------------------------------------------------------------------------------------------
                                Market         Aggregate Face      Delivery        Unrealized
                                Value              Value           Date           Depreciation

Spanish Peseta                $16,426             $16,691          12/18/96           $(265)
---------------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at October 31, 1996
(aggregate face value $1,670,961)
                                                                                   Unrealized
                               Market         Aggregate Face      Delivery        Appreciation/
                                Value              Value            Date          Depreciation
----------------------------------------------------------------------------------------------

Australian Dollars           $581,910            $581,183          12/18/96             $(727)
Canadian Dollars              480,428             469,488          12/18/96           (10,940)
Japanese Yen                  566,524             606,352           1/28/98            39,828
Japanese Yen                    6,558               7,044           7/28/97               486
Japanese Yen                    6,391               6,894           1/28/97               503
----------------------------------------------------------------------------------------------
                                                                                      $29,150
----------------------------------------------------------------------------------------------

Futures Contracts Outstanding at October 31, 1996
                                Total         Aggregate Face     Expiration        Unrealized
                                Value              Value           Date           Appreciation
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds
Futures (Long)            $15,368,000         $14,947,990          Dec. 96           $420,010
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1996

Assets
--------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $485,624,537) (Note 1)     $530,983,006
--------------------------------------------------------------------------------------------
Cash                                                                                 685,643
--------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                          5,107,886
--------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                             1,281,010
--------------------------------------------------------------------------------------------
Receivable for securities sold                                                     7,399,572
--------------------------------------------------------------------------------------------
Receivable for variation margin                                                       55,250
--------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                         551
--------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        40,817
--------------------------------------------------------------------------------------------
Total assets                                                                     545,553,735

Liabilities
--------------------------------------------------------------------------------------------
Payable for securities purchased                                                   7,503,405
--------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                         1,041,525
--------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         849,689
--------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           140,270
--------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                          2,674
--------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                           4,020
--------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               151,257
--------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                         62,257
--------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           11,932
--------------------------------------------------------------------------------------------
Other accrued expenses                                                               236,555
--------------------------------------------------------------------------------------------
Total liabilities                                                                 10,003,584
--------------------------------------------------------------------------------------------
Net Assets                                                                      $535,550,151
Represented by
--------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $458,638,004
--------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         212,078
--------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                        30,891,257
--------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                  45,808,812
--------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding        $535,550,151
Computation of net asset value and offering price
--------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($496,881,507 divided by 46,565,585 shares)                                           $10.67
--------------------------------------------------------------------------------------------
Offering price per Class A share (100/94.25 of $10.67)*                               $11.32
--------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($35,117,830 divided by 3,312,167 shares)**                                           $10.60
--------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,550,814 divided by 333,944 shares)                                                $10.63
--------------------------------------------------------------------------------------------
Offering price per Class M share (100/96.50 of $10.63)*                               $11.02
--------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Investment income:
------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $45,837)                                $19,303,445
------------------------------------------------------------------------------------------
Dividends                                                                        8,343,485
------------------------------------------------------------------------------------------
Total investment income                                                         27,646,930
------------------------------------------------------------------------------------------
Expenses
------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 3,291,466
------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   1,134,000
------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   16,726
------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                    11,953
------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            1,207,277
------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                              229,819
------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               16,454
------------------------------------------------------------------------------------------
Reports to shareholders                                                             65,697
------------------------------------------------------------------------------------------
Registration fees                                                                    3,330
------------------------------------------------------------------------------------------
Auditing                                                                            44,920
------------------------------------------------------------------------------------------
Legal                                                                               13,818
------------------------------------------------------------------------------------------
Postage                                                                            210,656
------------------------------------------------------------------------------------------
Other                                                                               31,518
------------------------------------------------------------------------------------------
Total expenses                                                                   6,277,634
------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                        (182,609)
------------------------------------------------------------------------------------------
Net expenses                                                                     6,095,025
------------------------------------------------------------------------------------------
Net investment income                                                           21,551,905
------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                30,870,642
------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                    289,119
------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                        124,285
------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                 329,233
------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year          18,799,163
------------------------------------------------------------------------------------------
Net gain on investments                                                         50,412,442
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $71,964,347
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statment of changes in net assets

                                                                                       Year Ended October 31
                                                                                  ----------------------------------
                                                                                          1996                  1995
--------------------------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                              $21,551,905           $22,551,912
--------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                  31,284,046             9,676,977
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                               19,128,396            48,139,850
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                71,964,347            80,368,739
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------------------------
From net investment income
     Class A                                                                       (20,586,838)          (22,841,206)
--------------------------------------------------------------------------------------------------------------------
     Class B                                                                          (777,109)             (278,156)
--------------------------------------------------------------------------------------------------------------------
     Class M                                                                           (67,607)               (3,268)
--------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
     Class A                                                                        (8,805,295)              (23,194)
--------------------------------------------------------------------------------------------------------------------
     Class B                                                                          (235,373)                 (500)
--------------------------------------------------------------------------------------------------------------------
     Class M                                                                           (19,705)                  (26)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                        14,757,987           (37,398,366)
--------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                        56,230,407            19,824,023
--------------------------------------------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                  479,319,744           459,495,721
--------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $212,078 and $303,908, respectively)                                           $535,550,151          $479,319,744
--------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
                                                                                         For the period
                                                                                         March 17, 1995
                                                                                          (commencement
                                                                       Year ended     of operations) to          Year ended
                                                                       October 31            October 31          October 31
                                                                     ------------------------------------------------------
                                                                             1996                  1995                1996
                                                                     ------------------------------------------------------
                                                                                      Class M
                                                                     ------------------------------------------------------
Net asset value, beginning of period                                        $9.82                $8.88                $9.80
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .42                  .25                  .36
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .98                  .90                 1.00
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.40                 1.15                 1.36
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.40)                (.21)                (.37)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                        (.19)                  --                 (.19)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.59)                (.21)                (.56)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.63                $9.82               $10.60
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           14.76                13.13*               14.36
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $3,551                 $522              $35,118
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.72                 1.09*                1.97
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     3.74                 2.76*                3.51
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     142.36               131.00               142.36
---------------------------------------------------------------------------------------------------------------------------
Average commisssion rate paid(c)                                           $.0511                   --               $.0511
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                      February 1, 1994
                                                                                         (commencement
                                                                       Year ended    of operations) to
                                                                       October 31           October 31
                                                                     ------------------------------------------------------
                                                                             1995                 1994                 1996
                                                                     ------------------------------------------------------
                                                                           Class B
                                                                     ------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.67                $9.31                $9.84
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .38                  .34                  .44
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       1.15                 (.60)                1.01
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.53                 (.26)                1.45
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.40)                (.27)                (.43)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                 (.11)                (.19)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.40)                (.38)                (.62)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.80                $8.67               $10.67
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           18.25                (2.75)*              15.31
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $10,073               $4,196             $496,882
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.91                 1.34*                1.20
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     4.09                 3.20*                4.28
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     131.00               125.69               142.36
---------------------------------------------------------------------------------------------------------------------------
Average commisssion rate paid(c)                                              --                   --                $.0511
---------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                        Year ended October 31
                                                                      ------------------------------------------------------
                                                                             1995                 1994                 1993
                                                                      ------------------------------------------------------
                                                                                                              Class A
                                                                      ------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.68                $9.28                $8.50
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .45                  .43                  .45
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       1.17                 (.49)                 .99
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.62                 (.06)                1.44
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.46)                (.43)                (.45)
----------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                 (.11)                (.21)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.46)                (.54)                (.66)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $9.84                $8.68                $9.28
----------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          19.32                 (.61)               17.68
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $468,725             $455,299             $551,391
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.15                 1.08                 1.02
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     4.93                 4.92                 5.06
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     131.00               125.69               224.28
----------------------------------------------------------------------------------------------------------------------------
Average commisssion rate paid(c)                                              --                   --                   --
----------------------------------------------------------------------------------------------------------------------------


Financial highlights (continued)
(For a share outstanding throughout the period)

                                                             Year ended October 31
                                                                     -------------
                                                                              1992
                                                                     -------------
                                                                           Class A
                                                                     -------------
---------------------------------------------------------------------------------
Net asset value, beginning of period                                        $8.56
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .16
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .74
---------------------------------------------------------------------------------
Total from investment operations                                              .90
---------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------
From net investment income                                                   (.16)
---------------------------------------------------------------------------------
From net realized gain on investments                                        (.80)
---------------------------------------------------------------------------------
Total distributions                                                          (.96)
---------------------------------------------------------------------------------
Net asset value, end of period                                              $8.50
---------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          11.15
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $633,181
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.11
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.87
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                     118.43
---------------------------------------------------------------------------------
Average commisssion rate paid(c)                                               --
---------------------------------------------------------------------------------

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements.  Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current return by investing in a diversified portfolio of equity and debt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of paydown gains and losses on mortgage backed securities, realized and unrealized gains and losses on forward foreign currency contracts, currency gains and losses on foreign bonds, market discount and losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $212,182 to decrease undistributed net investment income and $17,821 to decrease paid-in-capital, with an increase to accumulated net realized gain on investments of $230,003. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, and 0.45% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $182,609 under expense offset and brokerage service arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,260 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $132,691 and $6,955 from the sale of class A and class M shares, respectively and $42,607 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $10 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $357,139,886 and $356,079,766, respectively. Purchases and sales of U.S. government obligations aggregated $352,707,433 and $347,761,610, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Year ended
                              October 31, 1996
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold             5,867,101        $59,837,952
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           1,221,161         12,087,099
----------------------------------------------------
                        7,088,262         71,925,051

Shares
repurchased            (8,157,622)       (83,150,218)
----------------------------------------------------
Net decrease           (1,069,360)      $(11,225,167)
----------------------------------------------------

                                Year ended
                             October 31, 1995
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold             3,666,969        $34,258,708
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           1,527,615         13,617,752
----------------------------------------------------
                        5,194,584         47,876,460

Shares
repurchased            (9,988,950)       (90,819,921)
----------------------------------------------------
Net decrease           (4,794,366)      $(42,943,461)
----------------------------------------------------

                               Year ended
                            October 31, 1996
----------------------------------------------------
Class B                    Shares             Amount
----------------------------------------------------
Shares sold             6,516,135        $66,142,610
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              36,408            359,575
----------------------------------------------------
                        6,552,543         66,502,185

Shares
repurchased            (4,268,278)       (43,359,319)
----------------------------------------------------
Net increase            2,284,265        $23,142,866
----------------------------------------------------

                              Year ended
                           October 31, 1995
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold               869,347         $8,068,014
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              19,011            171,458
----------------------------------------------------
                          888,358          8,239,472

Shares
repurchased              (344,450)        (3,202,711)
----------------------------------------------------
Net increase              543,908         $5,036,761
----------------------------------------------------

                             Year ended
                          October 31, 1996
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold               367,560         $3,738,317
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions               2,485             24,710
----------------------------------------------------
                          370,045          3,763,027

Shares
repurchased               (89,255)          (922,739)
----------------------------------------------------
Net increase              280,790         $2,840,288
----------------------------------------------------

                               For the period
                               March 17, 1995
                              (commencement of
                                operations) to
                               October 31, 1995
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold                53,846           $515,096
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                 288              2,727
----------------------------------------------------
                           54,134            517,823

Shares
repurchased                  (980)            (9,489)
----------------------------------------------------
Net increase               53,154           $508,334
----------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 25.23% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of October 3, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 3, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                              Votes
                                   Votes for                 withheld
                                  ----------                 --------
Jameson Adkins Baxter             30,322,725                  525,476
Hans H. Estin                     30,224,019                  477,983
John A. Hill                      30,004,715                  612,063
R.J. Jackson                      29,861,031                  675,076
Elizabeth T. Kennan               29,631,471                  924,211
Lawrence J. Lasser                29,735,627                  781,495
Robert E. Patterson               29,846,235                  705,172
Donald S. Perkins                 29,944,746                  625,590
William F. Pounds                 29,691,984                  861,856
George Putnam                     29,765,611                  808,880
George Putnam, III                29,628,751                  920,827
Eli Shapiro                       29,638,187                  902,016
A.J.C. Smith                      29,612,547                  935,958
W. Nicholas Thorndike             29,872,216                  678,497

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 29,842,710 votes for, and 246,510 votes against, with 758,981 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
27,348,206 votes for, and 1,085,314 votes against, with 2,414,681 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 26,605,535 votes for, and 1,473,126 votes against, with 2,769,540 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
25,694,499 votes for, and 2,427,031 votes against, with 2,726,671 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
26,171,306 votes for, and 1,986,160 votes against, with 2,690,735 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
26,842,643 votes for, and 1,348,801 votes against, with 2,656,757 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in senior securities was approved as follows:
27,173,182 votes for, and 1,081,109 votes against, with 2,593,910 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 25,969,672 votes for, and 2,285,267 votes against, with 2,593,262 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 26,216,225 votes for, and 1,972,594 votes against, with 2,659,382 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 25,537,499 votes for, and 2,560,324 votes against, with 2,750,378 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 25,708,306 votes for, and 2,339,642 votes against, with 2,800,253 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 25,427,401 votes for, and 2,517,877 votes against, with 2,848,923 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 26,582,270 votes for, and 1,579,866 votes against, with 2,686,065 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 25,959,425 votes for, and 2,088,320 votes against, with 2,800,456 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 25,841,978 votes for, and 2,182,308 votes against, with 2,823,915 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in other investment companies was approved as follows: 26,281,183 votes for, and 1,731,070 votes against, with 2,835,948 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information


INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Edward P. Bousa
Vice President and Fund Manager

Charles G. Pohl
Vice President and Fund Manager

Kenneth J. Taubes
Vice President and Fund Manager

Rosemary H. Thomsen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Balanced Retirement Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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29199-034/243/908                         12/96